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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): December 10, 2004





                          BOSTON SCIENTIFIC CORPORATION
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               (Exact name of registrant as specified in charter)


          DELAWARE                       1-11083                 04-2695240
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(State or other jurisdiction           (Commission             (IRS employer
      of incorporation)                file number)          identification no.)


      ONE BOSTON SCIENTIFIC PLACE, NATICK, MASSACHUSETTS        01760-1537
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           (Address of principal executive offices)             (Zip code)


       Registrant's telephone number, including area code: (508) 650-8000





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            As part of its overall compensation program, Boston Scientific Corporation (the "Company") grants various awards to its executive officers, key employees and non-employee directors under the Company's 1995, 2000 and 2003 Long-Term Incentive Plans (the "Plans"). The Plans have been approved by the Company's stockholders and are on file with the Securities and Exchange Commission. Forms of grant agreements for Non-Qualified Stock Option, Restricted Stock and Deferred Stock Unit awards to executive officers and other key employees are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively. Forms of grant agreements for Non-Qualified Stock Option, Restricted Stock and Deferred Stock Unit awards to non-employee directors are also attached hereto as Exhibits 10.5, 10.6 and 10.7, respectively.

            The Company's Performance Incentive Plan which provides an annual cash bonus opportunity for salaried personnel including executive officer is based upon the level of achievement of quarterly Company and individual objectives. Corporate achievement is measured on a quarterly basis against sales and profitability goals through a matrix of revenue and net income objectives. Individual achievement for an executive officer is measured by comparing the performance of the strategic corporate functions for which each executive officer is responsible against the business plan of the Company. The Executive Compensation and Human Resources Committee of the Board of Directors (the "Compensation Committee") of the Company in accordance with its charter reviews and recommends to the Board the performance-based annual bonuses under the Plans for each executive officer. Also in accordance with its charter, the Compensation Committee reviews and evaluates the goals and objectives of the Chief Executive Officer and determines and approves the compensation of the Chief Executive Officer. A form of the Company's Performance Incentive Plan is attached hereto as Exhibit 10.8.




ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


            10.1 Form of Non-Qualified Stock Option Agreement (vesting over three years)

            10.2 Form of Non-Qualified Stock Option Agreement (vesting over four years)

            10.3  Form of Restricted Stock Award Agreement

            10.4  Form of Deferred Stock Unit Award Agreement

            10.5 Form of Non-Qualified Stock Option Agreement (Non-employee Directors)

            10.6  Form of Restricted Stock Award Agreement (Non-Employee
                  Directors)

            10.7 Form of Deferred Stock Unit Award Agreement (Non-Employee Directors)

            10.8  Form of Performance Incentive Plan
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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BOSTON SCIENTIFIC CORPORATION


Date: December 10, 2004         By: /s/ Lawrence J. Knopf
                                    ------------------------------
                                    Lawrence J. Knopf
                                    Vice President and Assistant General Counsel
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                                INDEX TO EXHIBITS

Exhibit
Number    Description
------    -----------


 10.1 Form of Non-Qualified Stock Option Agreement (vesting over three years)

 10.2     Form of Non-Qualified Stock Option Agreement (vesting over four years)

 10.3     Form of Restricted Stock Award Agreement

 10.4     Form of Deferred Stock Unit Award Agreement

 10.5     Form of Non-Qualified Stock Option Agreement (Non-employee Directors)

 10.6     Form of Restricted Stock Award Agreement (Non-Employee Directors)

 10.7     Form of Deferred Stock Unit Award Agreement (Non-Employee Directors)

 10.8     Form of Performance Incentive Plan